Exhibit 24
                                POWER OF ATTORNEY

      Each person whose signature  appears below  designates and appoints CURTIS
M. STEVENS and ANTON C. KIRCHHOF, and each of them, his or her true and lawful attorneys-in-fact and agents to sign a registration statement on Form S-8 to be filed by Louisiana-Pacific Corporation, a Delaware corporation, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering 5,000,000 additional shares of common stock of Louisiana-Pacific Corporation, to be issued pursuant to the Louisiana-Pacific Corporation 1997 Incentive Stock Award Plan, together with any and all amendments (including post-effective amendments) to the registration statement. Each person whose signature appears below also grants full power and authority to these attorneys-in-fact and agents to take any action and execute any instruments that they deem necessary or desirable in connection with the preparation and filing of the registration statement, as fully as he could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done.

      IN WITNESS WHEREOF, this power of attorney has been executed by each of the undersigned as of the 31st day of July, 2004.


Signature                                 Title



/s/ Mark A. Suwyn
------------------------------
Mark A. Suwyn                           Chief  Executive  Officer,  Chairman  of
                                        the Board, Director

/s/ Curtis M. Stevens
------------------------------
Curtis M. Stevens                       Executive Vice President, Administration
                                        and Chief Financial Officer

/s/ Russell S. Pattee
------------------------------
Russell S. Pattee                       Corporate   Controller   and   Assistant
                                        Treasurer

/s/ E. Gary Cook
------------------------------
E. Gary Cook                            Director


------------------------------
Archie W. Dunham                        Director


/s/ Daniel K. Frierson
------------------------------
Daniel K. Frierson                      Director

/s/ Paul W. Hansen
------------------------------
Paul W. Hansen                          Director


/s/ Brenda J. Lauderback
------------------------------
Brenda J. Lauderback                    Director


/s/ Dustan E. McCoy
------------------------------
Dustan E. McCoy                         Director


/s/ Lee C. Simpson
------------------------------
Lee C. Simpson                          Director


/s/ Colin D. Watson
------------------------------
Colin D. Watson                         Director